SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of Report (Date of earliest event reported)  OCTOBER 22, 1998
                                                  ----------------

                     PELICAN PROPERTIES, INTERNATIONAL INC.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)



          Florida                     0-23075                   65-0616879
          -------                     -------                   ----------
 (State or other jurisdiction     (Commission File            (IRS Employer
       or incorporation)              Number)              Identification No.)



                  12520 S.W. 195 Terrace, Miami, Florida 33177
                  --------------------------------------------
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code       (305) 251-4060
                                                          -------------


          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
         ------------------------------------

         (a) On October 15, 1998, Pelican Properties International, Inc. (the "Company"), through its wholly owned subsidiaries, Ohio Key I, Inc. and Ohio Key II, Inc., "Subsidiaries" purchased the McLure House Hotel and Conference Center located in Wheeling, West Virginia for $3,200,000 paid in cash. The consideration was determined through internal analysis by management. The purchase funds were drawn from the proceeds held in the Company's 1031 exchange account that was established by the sale of the Subsidiaries assets in May 1998. The Buyer has no material relationship with the Company or any of its affiliates, directors or officers, or any associate of any such director or officer.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

                  (a) (4) Financial statements required by
                          Item 7 will be filed by the Company on or before December 28, 1998.

                  (c)     10.15   Agreement of Sale



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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PELICAN PROPERTIES INTERNATIONAL, INC.


                                   By: /s/Timothy M. Benjamin
                                       ----------------------------------
                                       Timothy M. Benjamin, CFO/Treasurer


DATED:  October 22, 1998




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